                                                                   EXHIBIT 10.17


                             ASSET EXCHANGE, INC.
                              SERIES A PREFERRED
                           STOCK PURCHASE AGREEMENT

                              September 10, 1999

                              ASSET EXCHANGE, INC.

                            SERIES A PREFERRED STOCK
                               PURCHASE AGREEMENT


     This SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 10th day of September, 1999 by and among ASSET EXCHANGE, INC., a Delaware corporation (the "Company"), and the Investors listed on Exhibit A
                                                                  ---------
hereto (each of whom individually is referred to herein as an "Investor" and collectively referred to as the "Investors").

     THE PARTIES HERETO AGREE AS FOLLOWS:

1    Authorization of Preferred Stock; Purchase and Sale of Preferred Stock.

     1.1 Authorization of Preferred Stock. The Company has authorized the issue and sale of up to 290,323 shares of Series A Preferred Stock, $0.0001 par value (the "Preferred Stock"), to be issued under this Agreement. The rights, privileges, and preferences of the Series A Preferred Stock are as set forth in the Restated Certificate of Incorporation (the "Certificate") in the form attached to this Agreement as Exhibit B.
                              ---------

     1.2 Purchase and Sale of the Preferred Stock. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, the Company agrees to sell to the Investors and each such Investor, severally and not jointly, agrees to purchase from the Company the number of shares of Preferred Stock (collectively, the "Shares") set forth opposite such Investor's name on Exhibit A hereto for a purchase price of
                                       ---------
$1.55 per share of Preferred Stock.

     1.3 The Closing. The purchase and sale of the Shares will take place at the closing (the "Closing") at such place as the parties shall mutually agree. The Closing shall take place concurrently with the execution and delivery of this Agreement or at such other time as the parties shall mutually agree. At the Closing, the Company will deliver to each of the Investors purchasing Shares certificates, registered in such Investor's name, representing the number of shares of Preferred Stock to be acquired by such Investor pursuant to this Agreement against payment of the purchase price thereof in lawful money of the United States of America by wire transfer or check payable to the Company.

2    Representations and Warranties.

     In order to induce the Investors to enter into this Agreement and to purchase the Shares hereunder, the Company hereby represents and warrants to each Investor:

     2.1 Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation in the State of Oregon. The Company is not qualified to do business as a foreign corporation in any other jurisdiction and the failure to so qualify does not have a material adverse effect on the Company's business, condition or results of operations. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated to be conducted and to carry out the transactions contemplated hereby. The copies of the Certificate of Incorporation and By-laws of the Company, as amended to date, which have been furnished to the Investors by the Company, are true, correct and complete and have not been amended or modified further.

     2.2 Authorization. This Agreement and the Investor Rights Agreement, in the form attached hereto as Exhibit C (the "Investor Rights Agreement")
                            ---------
(together, the "Transaction Documents") have been duly executed and delivered by the Company and are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally. The execution, delivery and performance of each of the Transaction Documents have been duly authorized by all necessary corporate action of the Company.

     2.3 Capitalization. The entire authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, $0.0001 par value per share, of which 1,000,000 shares are issued and outstanding and 4,000,000 shares of Preferred Stock, $0.0001 par value per share, of which 400,000 shares have been designated Series A Preferred Stock (none of which are issued and outstanding). All outstanding capital stock is duly authorized, validly issued and fully paid and non-assessable. The Company has authorized the issuance of 290,323 shares of Series A Preferred Stock for issuance to the Investors pursuant to this Agreement. When issued in accordance with the terms of this Agreement, the Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable. There are no outstanding options, subscriptions or warrants, or other agreements or rights to purchase or acquire from the Company, or exchangeable for or convertible into, any shares of Common Stock or Preferred Stock.

     2.4 Subsidiaries. The Company has no subsidiaries and has no investments in any other corporation, association or business organization.

     2.5 Financial Statements. The Company has delivered to the Investors its unaudited balance sheet for the period ending June 29, 1999 (the "Financial Statements") a copy of which is attached hereto as Exhibit D. The Financial
                                                   ---------
Statements present fairly in all material respects the financial position of the Company for the periods then ended, subject to normally recurring year-end adjustments. There has been no material adverse change in the assets of the Company, its financial condition or its business prospects since the date of the Financial Statements.

     2.6 No Defaults. The Company is not in default (a) under its charter documents or its by-laws or any note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which it is a party or (b) with respect to any order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that specifically names the Company. To the best knowledge of the Company, there exists no condition, event or act which after notice, lapse of time, or both, would constitute a default by the Company under any of the foregoing. To the best of the Company's knowledge, no third party is in default under any agreement, contract or other instrument, document or agreement to which the Company is a party, which default would or could have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted.

     2.7 Intellectual Property. To the best of the Company's knowledge, the Company owns a valid right, title, interest, or license in and to the intellectual property necessary for the operation of its business, which includes, but is not limited to, all patents, copyrights, common law copyrights, trade name, trademark, service mark, trade secret, technology, know-how or process, or any other intangible property rights of the Company ("Intellectual Property"). There are no claims pending or, to the best knowledge of the Company, threatened against the Company regarding any claim or infringement of any Intellectual Property belonging to any other person, firm or corporation and the Company has not received any written notice or other indication of any claim of any such infringement. To the best of the Company's knowledge, the Company owns, or holds valid licenses or other rights to use, all of the Intellectual Property, and any other intellectual or intangible property right, used in or necessary for the operation of the business.

     2.8 Licenses and Permits. Except as set forth in Schedule 3.1.4, the Company possesses all material licenses and permits necessary for the present conduct of its business. Each of such licenses and permits is in full force and effect, and there are no pending or, to the knowledge of the Company, threatened claims or proceedings challenging the validity of, or seeking to revoke or discontinue, any of the license or permits of the Company.

     2.9 Taxes. The Company has (a) timely filed all federal, state, local and foreign franchise, income, sales, gross receipts and all other tax returns and statements which are required to be filed by it and which were due prior to the date hereof ("Tax Returns and Statements""), and (b) paid within the time and in the manner prescribed by law or established reasonable reserves as reflected on the Financial Statements for the payment of all taxes, levies, assessments, fees, penalties, interest and other governmental charges accrued or payable for all periods ending on or prior to the date hereof. The Tax Returns and Statements are complete and accurate in all material respects, and no tax assessment or deficiency which has not been paid or for which an adequate reserve has not been set aside, has been made or proposed against the Company, nor are any of the Tax Returns and Statements now being examined or audited nor, to the knowledge of the Company, is there a threat that any of the Tax Returns and Statements will be examined or audited, and no consents waiving or extending any applicable statues of limitations for the Tax Returns and Statements, or any taxes required to be paid thereunder, have been filed.

     2.10 Compliance with Laws. The business of the Company has been conducted in material compliance with all applicable laws, statutes, ordinances, rules, regulations, order and other requirements of all national governmental authorities, and of all territories, states, municipalities and other political subdivisions and agencies thereof, having jurisdiction over it, except for violations that individually, or in the aggregate, will have not material adverse effect on the business, operations or financial condition of the Company.

     2.11 Offering. The offer, sale and issuance of the Shares of the Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action thereafter that would cause the loss of such exemption.

     2.12 Reservation of Shares. The shares of common stock issuable on conversion of the shares of Preferred Stock have been duly and validly reserved for issuance and, upon conversion of the shares of Preferred Stock into shares of common stock, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws.

     2.13 Employment Benefit Plans. The Company does not sponsor or maintain, directly or indirectly, any Employee Plan, as defined herein. "Employee Plan" means any employee benefit plan as defined in Section 3(3) of ERISA and shall mean all plans, programs, arrangements and methods of contribution or compensation sponsored by the Company or in which the Company's employees participate, including, without limitation, pension, retirement or severance plans, disability, medical, dental or other health insurance plans, life insurance or other death benefit plans and profit-sharing deferred compensation, stock option, bonus or other incentive plans.

     2.14 Litigation. There is no claim, action, lawsuit, proceeding, complaint, charge or investigation pending or, to the best knowledge of the Company, threatened against the Company which questions the validity of any of the Transaction Documents or the right of the Company to enter into them or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the business, assets, conditions, operations, affairs, or prospects of the Company, financial or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

     2.15 Title to and Adequacy of Assets and Properties. All facilities, equipment and other material items of tangible assets and properties owned by the Company are in good operating condition and repair, subject to normal wear and maintenance, are usable in the regular and ordinary course of business and, to the best of the knowledge of the Company, comply in all material respects with all applicable laws, regulations and licenses which govern the use and operation thereof. The Company has good, complete and marketable title to all of its assets and properties, free and clear of all mortgages, security interests, liens, options, pledges, equities, claims, charges, restrictions, conditions, conditional sale contracts and any other encumbrance or adverse interests of any kind or nature whatsoever (collectively, the "Liens and Encumbrances"). All of the respective assets and properties are in the exclusive possession and control of the Company and the Company has the unencumbered right to use all of its assets and properties without interference from and free of the rights and claims of others.

3    Representations and Warranties and other Agreements of the Investors.

     3.1 Representations and Warranties. Each Investor severally and not jointly hereby represents and warrants that as to itself only:

          3.1.1 Authorization. Such Investor has full power and authority to execute, deliver and perform this Agreement and the Investor Rights Agreement and to acquire the Shares. This Agreement and the Investor Rights Agreement constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

          3.1.2 Purchase Entirely for Our Own Account. That the Shares to be purchased by such Investor and the Common Stock issuable upon conversion of the Preferred Stock (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or to any third party with respect to any of the Securities.

          3.1.3 Reliance Upon Investor's Representations. Such Investor understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. Such Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring shares of the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Such Investor has no such intention.

          3.1.4 Risks and Special Considerations. SUCH INVESTOR UNDERSTANDS THE RISKS AND SPECIAL CONSIDERATIONS RELATING TO AN INVESTMENT IN THE COMPANY, INCLUDING, WITHOUT LIMITATION, THOSE SET FORTH IN SCHEDULE 3.1.4 HERETO.

          3.1.5 Investment Experience. Such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Investor has not been organized for the purpose of acquiring the securities.

          3.1.6 Accredited Investor. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act. The term "accredited investor" as used herein refers to:

          (i) A person or entity who is a director or executive officer of the Company;

          (ii) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the US Small Business Administration under Section 301(c) or (d) of the Small business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          (iii) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

          (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (vii) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

          (viii) Any entity in which all of the equity owners are accredited investors.

     As used in this paragraph, the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market, value, including the cost of improvements, net of current encumbrances. As used in this paragraph, "income" means actual economic income, which may different from adjusted gross income for income tax purposes. Accordingly, each Investor should consider whether such Investor should add any or all of the following items to such Investor's adjusted gross income for income tax purposes in order to reflect more accurately such Investor's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

     3.2 Restricted Securities. Such Investor understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. In particular, such Investor is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

4    Brokerage.  There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of such Investor, and such Investor agrees to indemnify and hold the Company and the other Investors harmless against any damages incurred as a result of any such claims.

5    Further Limitations on Disposition.

     5.1 Each Investor further agrees not to make any disposition of all or any portion of the Shares unless and until:

          (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable state securities laws; or

          (ii) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and
               (B) such Investor shall have furnished the Company with an opinion from counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act and that all requisite action has been or will be, on a timely basis, taken under any applicable state securities laws in connection with such disposition.

     5.2 Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer without additional consideration by any Investor: (i) if such Investor is a natural person, by gift or bequest or through inheritance to any of such Investor's spouse, father, mother, brothers, sisters and lineal descendants and ancestors (collectively, the "Investor's Immediate Family"), (ii) to a trust for the benefit of any member or members of such Investor's Immediate Family or
(iii) to a trust in respect of which such Investor serves as trustee (provided, however, that the trust instrument governing such trust shall provide that such Investor, as trustee, shall retain sole and exclusive control over the voting and disposition of such Shares until the termination of the Investor Rights Agreement), if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original Investor hereunder.

6    Legends.  It is understood that the certificates evidencing the Shares may bear substantially the following legends:

          (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED

              FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT."

          (b) Any legend required by the Investor Rights Agreement or the laws of any other applicable jurisdiction.

7    Conditions to the Investors' Obligations at each Closing.i

     The obligations of the Investors under Section 1 of this Agreement to purchase the Shares at the Closing are subject to the fulfillment on or before the Closing of each of the following conditions unless waived by the Investors:

     7.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct.

     7.2 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     7.3 Restatement of Certificate of Incorporation. The Company shall have filed with the Secretary of the State of Delaware the Certificate of Incorporation which is attached hereto as Exhibit B.
                                          ---------

     7.4 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares to the Investors pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing other than those which are not required to be obtained before the Closing.

     7.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and the Investors' counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     7.6 Other Agreements. The Investor Rights Agreement substantially in the form of Exhibit C attached hereto shall have been executed and delivered by the
        ---------
parties thereto (other than the Investors).

     7.7 Board of Directors. Immediately upon the Closing, the Company shall have a four-member board of directors consisting of Douglas B. Spink (as the representative of the holders of the Series A Preferred Stock), and Frank K. Selker, William C. Koo, and Michael McNally (as the representatives of the holders of the Common Stock).

     7.8 Minimum Proceeds. Investors shall have tendered at the Closing aggregate consideration of not less than $450,000 for the purchase of the Series A Preferred Stock offered hereby.

8    Conditions of the Company's Obligations at the Closing.i

     The obligations of the Company under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions unless waived by the Company:

     8.1 Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true and correct on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

     8.2 Payment of Purchase Price. The Investors shall have delivered payment of the aggregate purchase price of the Shares to be purchased by them at the Closing as set forth in Section 1.3.

     8.3 Other Agreements. The Investor Rights Agreement substantially in the form of Exhibit C attached hereto shall have been executed and delivered by the
        ---------
Investors purchasing Shares at the Closing.

9    Certain Covenants.

     9.1 Indemnification by the Company. Subject to terms and conditions described herein, the Company shall defend, indemnify and hold harmless the Investor, its affiliates and their respective officers, directors, shareholders, employees, agents, successors, and assigns (the "Investor Indemnified Parties"), from and against any and all claims, demands, damages, liabilities, losses, costs, interests, penalties and expenses (including reasonable attorneys' fees) of any kind or nature whatsoever ("Claims and Damages") which may be asserted against, or sustained or incurred by the Investor Indemnified Parties or any of them, as a result of (i) any breach of or inaccuracy in any of the Company's representations or warranties contained in this Agreement or any certificates or other agreements delivered contemporaneously herewith by or on behalf of the Company; and (ii) any breach or default by the Company of any of its covenants contained in this Agreement or the other agreements executed contemporaneously herewith by or on behalf of the Company.

     9.2 Further Cooperation and Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto. In addition, the Company agrees to provide each Investor with such information and documents reasonably requested by such Investor in connection with the preparation and filing of any registration statements or periodic reports with the Securities and Exchange Commission, including without limitation descriptions of the Company's business, capitalization schedules, product updates and management profiles.

10   Miscellaneous.

     10.1 Survival of Covenants; Assignability of Rights. All covenants, agreements, representations and warranties of the Company made herein and in the certificates, lists, exhibits, schedules or other written information delivered or furnished to any Investor in connection herewith shall be deemed material and to have been relied upon by such Investor. All representations and warranties of the Company shall survive the delivery of the Shares, and shall bind the Company and its successors and assigns, whether so expressed or not, for a period of two years.

     10.2 Incorporation by Reference. All exhibits and schedules appended to this Agreement are herein incorporated by reference and made a part hereof.

     10.3 Parties in Interest. All covenants, agreements, representations, warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto and to transferees of the Shares whether so expressed or not.

     10.4 Amendments and Waivers. Except as set forth in this Agreement, changes in or additions to this Agreement may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), or representatives to act on behalf of the holders of all of the Shares may be designated, upon the written consent of the Company and the holders of at least 66% of the Shares sold hereunder.

     10.5 Governing Law; Jurisdiction. This Agreement shall be deemed a contract made under the laws of the State of Oregon and, together with the rights of obligations of the parties hereunder, shall be construed under and governed by the laws of such State. Any action brought between the parties may be brought only in the state or federal courts located in Oregon, and in no other place unless the parties expressly agree in writing to waive this requirement.

     10.6 Notices. All notices, requests, consents and demands shall be in writing and shall be personally delivered (effective upon receipt), mailed, postage prepaid (effective three business days after dispatch), telecopied or telegraphed (effective upon receipt of the telecopy in complete, readable form), or sent via a reputable overnight courier service (effective the following business day), to the Company at:

          Asset Exchange, Inc.
          Mr. Frank K. Selker
          6121 SW Tower Way, Suite 100
          Portland, Oregon    97221
          Fax Number:  503/244-5909

     with a copy to:

          Tonkon Torp LLP
          1600 Pioneer Tower
          888 SW Fifth Avenue
          Portland, OR  97204
          Attn:  Brendan McDonnell
          Fax Number:  (503) 972-3754

or to each Investor at its address set out on Exhibit A, or such other address
                                              ---------
as may be furnished in writing to the other parties hereto.

     10.7 Entire Agreement. This Agreement and the Exhibits and Schedules hereto together with any other agreement referred to herein (the "Additional Agreements") constitute the entire agreement among the Company and the Investors with respect to the subject matter hereof. This Agreement and such Additional Agreements supersede all prior agreements between the parties with respect to the shares purchased hereunder and the subject matter hereof.

     10.8 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     10.9 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same agreement.


                  [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the day and year first above written.

                                        ASSET EXCHANGE, INC.


                                        By:    _____________________________
                                        Title: Frank Selker, President


                                        INVESTOR:


                                               Net Value Holdings, Inc.


                                        By: ________________________________
                                               Douglas B. Spink

                                        Its:________________________________


                                        INVESTOR:

                                               Treeside Incorporated


                                        By:_________________________________
                                               Michael McNalley

                                        Its: _______________________________

                                   Exhibit A

                                    Closing

                                   # of Shares of Series A                   Total Purchase
Investor's Name and Address            Preferred Stock      Price Per Share      Price
---------------------------------  -----------------------  ---------------  --------------
Net Value Holdings Inc.                            258,065  $          1.55  $   400,000.75
2 Penn Central Plaza, Suite 605
Philadelphia, PA     19102

Treeside Incorporated                               32,258  $          1.55  $    49,999.90
1027 Portsmere Court
Northville, MI     48167
                                   -----------------------  ---------------  --------------

TOTALS:                                            290,323  $          1.55  $   450,000.65
                                   =======================  ===============  ==============